                                                                   Exhibit 10.12


                               PERSONNEL TRAINING,

                            TECHNICAL ASSISTANCE AND

                          CONSULTING SERVICES AGREEMENT

                                     BETWEEN

                               HYLSA, S.A. DE C.V.

                                       AND

                           NAKORNTHAI STRIP P.C. LTD.

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Agreement for Training of NSM Personnel.

             AGREEMENT FOR PERSONNEL TRAINING, TECHNICAL ASSISTANCE
                             AND CONSULTING SERVICES

THIS AGREEMENT, made an entered into at Monterrey, N. L. Mexico this day of June 6, 1996, by and between Nakornthai Strip Mill Public Co. Ltd., with an address at 16 Fl.U.M. Tower Building, 9 Ramakamhaeng Rd, Suanluang, Bangkok 10250, Thailand (hereinafter referred as NSM) of the first part and HYLSA, S.A. de C.V. with address a Ave. Munich 101, San Nicolas de los Garza, N.L., Mexico 66452 (hereinafter referred as HYL), as the second part.

WHEREAS, HYL has in operation in Mexico, steelmaking facilities and recently it has completed a remodelation of said facilities, which now includes a Continuous Strip Plant (CSP), using a technology developed by SMS Schloemann-Siemag, A.G.
(SMS).

WHEREAS, HYL has developed training programs for its own personnel, in conjunction with SMS, for the operation and maintenance of its CSP Plant, and SMS has granted authorization to HYL to provide training services to third parties that build CSP plants.

WHEREAS, HYL is also duly prepared to provide training, technical assistance and consulting services in all the steelmaking areas, using its own technology and know-how.

WHEREAS, NSM has an ongoing project for the erection of a steel making plant located in Thailand (hereinafter the PROJECT) in which, among other installations, are considered a CSP Plant and other facilities similar to those installations of HYL and requires to be provided training to its personnel, as well as technical assistance and consulting services, for the proper operation and maintenance of its CSP Plant and other facilities of its steelmaking plant.

WHEREAS, HYL is willing to cooperate with NSM in the provision of the required services and as a consequence it has presented to NSM a Technical and Commercial proposal to provide said services.

WHEREAS, the parties hereto have discussed at length the terms and conditions of the technical and commercial proposal presented by HYL, covering the services to provided by HYL, which proposal has been accepted by NSM, subject to the terms and conditions herein established.

NOW THEREFORE, in consideration of the mutual promises and covenants herein stipulated, the parties hereto agree as follows, intending to be legally bound:

ARTICLE 1.

1.1. Upon the payment of the price agreed by the parties hereto in Article 2 hereunder, HYL shall have the following basic responsibilities:

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Agreement for Training of NSM Personnel.                                  Page 2
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      1.1.1. To supply training services.

      1.1.2. To supply technical assistance services during the PROJECT stages.

      1.1.3. To supply consulting services during the PROJECT development.

1.2. The detail of the scope of the Training, Technical Assistance and Consulting that constitute the Object of this Agreement, is duly established in Appendices "A" and "B", that signed by the parties hereto, form an integral part of this Agreement.

      It is understood that this scope is tentative and is subject to change per NSM's requirements and NSM's cooperation with NUCOR. It is NSM's intention to utilize HYL's services for other training and consulting requirements which may replace some of the listed scope.

ARTICLE 2.  PRICES AND CONDITIONS OF PAYMENT

2.1. As a consideration for the supply of Training, Technical Assistance and Consulting Services, NSM shall pay to HYL the following fees and rates:

      a) For Training in Thailand as described in paragraph 1.1 of the Appendix "A", Stage 1:
            Daily rate per calendar day per instructor.
            US$ 660.00 (six hundred and sixty dollars 00/100).

      b) For training in Mexico for the positions related to the Strip Caster and Hot Mill, marked as Category A defined in paragraph 1.1 of the Appendix "A": Daily rate per calendar day per trainee US$ 360.00 (three hundred and sixty dollars 00/1 00).

      c) For Training in Mexico, for the positions marked as Category B, defined in paragraph 1.1 of the Appendix "A":
            Daily rate per calendar day per trainee.
            US$ 260.00 (two hundred and sixty dollars 0/100).

      d) For Technical Assistance and Consulting services as described in paragraph 1.2 of the Appendix "A":
            Monthly fee per man - month.
            US$20,000.00 (Twenty thousand dollars 00/100) .

      e) For Know How Transfer a fee of US$ 500,000.00 (five hundred thousand dollars 00/100).

2.2. The prices, fees and rates established in this Article, are net for HYL; consequently any tax, duty, levy, convertibility charges, etc. within Thailand, shall be borne by NSM.

2.3. NSM agrees to pay to HYL the amounts corresponding to the training services as follows:

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Agreement for Training of NSM Personnel.                                  Page 3
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      -     A first payment corresponding to 20% of the total fees for training in Thailand and 100% of the know-how transfer fee on July 1st, 1996.

      - The remaining 80% of the total fees for training in Thailand shall be paid on a monthly basis. The monthly payments shall be calculated as 80% of the actual training services rendered during each month, up to complete the total training fees. Any adjustment as may be needed to match the total amount payable to HYL shall be made in the last month of the training.

      - The total fees for training in Mexico shall be paid on a monthly basis, according to the services rendered.

      - Reimbursable expenses made in behalf of NSM, will be paid against the presentation of corresponding invoices issued by HYL for the actual amounts spent, during each month.

2.4. NSM shall pay to HYL the prices, fees and rates herein established by means of an irrevocable and confirmed Letter of Credit issued by a first class Thai bank. All costs related to the letter of credit will be borne by NSM.

2.5. The procedure established in the sub-paragraph 2.3 for the payments to HYL should be completed, and the payment received by HYL within 30 (thirty) calendar days; if for any reason what so ever attributable to NSM, HYL does not receive the payment of any of the invoices related to the price of the services, provided by HYL under this Agreement within the aforesaid period of time, NSM shall pay to HYL moratoria interest at the rate LIBOR, plus 4 (four) percent during all the time that an invoice remains unpaid, without being this fact considered as an extension of the maturity date.

2.6. It is expressly agreed between the parties that the prices set forth in this Article, shall be firm and not subject to escalation provided that this Agreement becomes effective, on or before June 30, 1996 and the services are completed within 24 months after the effective date of this Agreement.

2.7. It is expressly acknowledged by the parties hereto, that the aforesaid prices have been established, taking into consideration the total number of trainees, instructors and personnel of HYL that shall provide the Training, Technical Assistance and Consulting Services as set forth in the Appendices "A" and "B" of this Agreement.

      On the above basis, the parties agree that if the total amount of training services actually provided by HYL exceeds 10% over the total value of said services established in this Agreement (THE BASE VALUE), HYL will grant to NSM a reduction of 20% in the trainees fees and instructors fees applied to such marginal amount of services over THE BASE VALUE.

      Similarly, if the total value of training services actually provided by HYL is less than 10% below THE BASE VALUE, NSM agrees to pay to HYL an increase of 20% in the

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Agreement for Training of NSM Personnel.                                  Page 4
      trainees fees and instructor fees applied to such marginal amount of services below THE BASE VALUE.

ARTICLE 3. GUARANTEE

3.1. HYL guarantees that the supply of training services provided by HYL, derived of this Agreement, are in accordance to the specifications of the Appendix "A".

      In the case that an HYL instructor deployed at site proves not to comply with the NSM requirements, HYL shall replace such instructor without any charge to NSM.


ARTICLE 4. FORCE MAJEURE

4.1. Neither party shall be deemed to be in default of its contractual obligations hereunder if and whilst performance thereof is prevented by any act of force majeure as consequence of any Government regulations, intervention or by circumstances arising out of Acts of God, war (declared or not), riots, civil commotion, strikes or lockouts, fire, accident, or by any other event or occurrence, which is outside the control of either party and such other event or occurrence that substantially prevents the performance of this Agreement.

4.2. Upon the occurrence of any such contingencies, the party suffering therefrom shall give the other party, a notice in writing on the cause of delay within 14 (fourteen) days after the occurrence of such contingency. Such notice shall state the nature of the claimed occurrence and provide as much detail of the impacts on its performance, as it is reasonable at that time, as well as proof that said contingencies have occurred.

4.3. In case force majeure lasts continuously, for at least six months, after the date of the notice referred to in the previous paragraph, the parties shall meet to look for a solution to the problem and in case no agreement is reached, any of the parties may terminate this Agreement, in which case, NSM shall pay to HYL the proportional part of the services that HYL has performed.

ARTICLE 5. NOTICES

5.1. All communications (notices) between the parties hereto in connection with this Agreement, shall be legally made, if there are sent by facsimile, confirmed by Registered Mail, to the following addresses and facsimile numbers:

      NAKORNTHAI STRIP MILL PUBLIC CO.  LTD.
      16 Fl. U.M. Tower Building
      9 Ramakamhaeng Rd
      Suanluang, Bangkok 10250
      Thailand
      Telefax No._____________

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Agreement for Training of NSM Personnel.                                  Page 5

      Attn:  _________________

      HYLSA, S.A. DE C.V.
      Ave. Munich 101
      San Nicolas de los Garza, N.L.
      Mexico 66452
      Telefax N0. (8) 328-2810
      Attn: Vice-President Operations and Projects HYL

5.2. Normal correspondence between the parties hereto, shall be addressed and transmitted according to the procedure mutually agreed upon by the parties.

ARTICLE 6. GENERAL PROVISIONS

6.1. This Agreement shall be altered, supplemented or modified only by mutual consent in writing through the respective authorized representatives of NSM and HYL.

6.2. This Agreement sets forth the full and complete understanding of the parties hereto as at the date of signature, with regard to the subject matter of this Agreement and supersedes any and all representations that have been made and matters that have been agreed, before that date.

ARTICLE 7. EFFECTIVE DATE

7.1. This Agreement shall be effective (Effective Date), as and when the Letter of Credit referred to in Article 11, paragraph 2.4 has been opened and the issuing bank communicates to HYL in writing this fact.

ARTICLE 8. ARBITRATION AND GOVERNING LAW

8.1. If there shall be any dispute or difference of opinion between NSM and HYL, as to the validity, interpretation or effect of this Agreement, or as to any other matter in connection with the Agreement, the same shall be resolved amicably if possible, but if this is not possible, the dispute shall be referred to arbitration to be held in Zurich, Switzerland in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce of Paris, on the application of either party.

8.2.  The arbitration proceedings shall be conducted in the English language.

8.3. This Agreement, its administration and performance and all the rights, obligations, liabilities and responsibilities of the parties hereto, shall be governed by and interpreted in accordance with the laws of Switzerland.

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Agreement for Training of NSM Personnel.                                  Page 6
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ARTICLE 9. HEADING AND SEVERABILITY

9.1. Any headings preceding the text of any Articles, paragraphs or parts of this Agreement, are inserted solely for convenience of reference and are not to be considered a part of this Agreement.

9.2. This Agreement shall be severable, such that the invalidity or unenforceability of any portion or provision of this Agreement, shall, in no way, affect the validity or enforceability of any other portion or provision. The balance of the Agreement shall be construed and enforced, as if it did not contain such invalid or unenforceable portion or provision.

ARTICLE 10. NON WAIVER

10.1. No failure or delay on the part of either party, in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, preclude any other or further exercise thereof or the exercise of any other right or power under this Agreement. Any modification or waiver of any provision of this Agreement, shall be in writing and signed by the party against whom enforcement is sought.

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Agreement for Training of NSM Personnel.                                  Page 7
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, through their duly authorized representatives on the date first above written.

NAKORNTHAI STRIP MILL                         HYLSA, S.A. DE C.V.
PUBLIC CO. LTD.


 /s/  Chamni Janchai                           /s/  Dr. Raul Quintero
------------------------                      -------------------------
Title: Manager Director                       Title: President Technology
                                              Division


 /s/  John W. Shultes                          /s/ [ILLEGIBLE]
------------------------                      -------------------------
Witness                                       Witness

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Agreement for Training of NSM Personnel.                                  Page 8

                                  APPENDIX "A"

                                SCOPE OF SERVICES

                               PERSONNEL TRAINING,

                            TECHNICAL ASSISTANCE AND

                          CONSULTING SERVICES AGREEMENT

                                     BETWEEN

                               HYLSA, S.A. DE C.V.

                                       AND

                         NAKORNTHAI STRIP MILL P.C. LTD.

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Agreement for Training of NSM Personnel: Appendix A

1. HYL SCOPE OF SERVICES

      HYL shall supply to NSM, the following services, in which description is included the scope of HYL's responsibilities.

1.1. HYL shall train NSM's personnel in a two stages program. The Stage 1, is a Steelmaking and Process Fundamentals Training to be performed in Thailand for 4 groups. The Stage 2, is the Specific Training to be performed in Mexico for 3 groups.

      The expected composition of the groups to be trained in Mexico (A, B, and C ) is defined in the paragraph 1.1.3.

      1.1.1. Stage 1: Steelmaking and Process Fundamentals

            In this stage, HYL will send 8 instructors for two periods of four
            (4) months each to perform the basic training to the NSM personnel. NSM will provide the facilities required for this training, such as, but not limited to, classrooms with air conditioned, board, slides projector, stationery, safety equipment, etc.

            The basic training consists of 8 general courses for all the trainees, at the end of this stage, they will have a general knowledge and fundamentals of a steelmaking plant.

The courses are:

      Course:                 Content
      -------                 -------

         A                    Electric Arc Furnace

         B                    Caster and Refractories

         C                    Tunnel Furnace and Mill

         D                    Pickling and Annealing

         E                    Galvanizing and Finishing Lines

         F                    Instruments and Electric

         G                    Water Treatment/Chemical and Metalographic
                              Laboratories

         H                    Maintenance

The trainees group will be divided in 8 sub-groups of about 10 to 17 persons.

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Agreement for Training of NSM Personnel: Appendix A                       Page 2
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The expected schedule for this training is as follows:

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                                          COURSES
             -------------------------------------------------------------------
                                            WEEK
--------------------------------------------------------------------------------
  Subgroup      1       2        3       4       5        6       7        8
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     1          A       H        G       F       E        D       C        B
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     2          B       A        H       G       F        E       D        C
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     3          C       B        A       H       G        F       E        D
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     4          D       C        B       A       H        G       F        E
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     5          E       D        C       B       A        H       G        F
--------------------------------------------------------------------------------
     6          F       E        D       C       B        A       H        G
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     7          G       F        E       D       C        B       A        H
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     8          H       G        F       E       D        C       B        A
--------------------------------------------------------------------------------

At this Stage 1, HYL will provide the teaching material to the trainees containing information regarding the following themes:

AREA                                 THEME

Scrap Preparation

Electric Furnace                     Fundamentals for steelmaking.
                                     Melting Theory.
                                     Main Equipment and auxiliaries.
                                     Raw Materials and consumables.
                                     Material Balances.
                                     Energy Balances.
                                     Melting operation.
                                     Process variables.

Ladle Furnace                        Steel refining theory.
                                     Main equipment and auxiliaries.
                                     Additives and consumables.
                                     Ladle heating and refining operation.
                                     Vacuum degassing operation.
                                     Process variables.

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Agreement for Training of NSM Personnel: Appendix A                       Page 3
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Continuous Caster                    Steel solidification theory.
                                     Heat transfer balances.
                                     Main equipment and auxiliaries.
                                     Primary/secondary cooling.
                                     Additives and consumables.
                                     Casting operation.
                                     Slabs characteristics and defecats.
                                     Process variables.

Refractory Materials                 Chemical and metallographic theory.
                                     Characteristics and classification.
                                     Refractories for melt shop.
                                     Refractories for soaking furnace.
                                     General construction practices.
                                     General maintenance practices.

Tunnel Furnace                       Basic concepts.
                                     Operation practices.
                                     Adjustment.

Hot Strip Mill                       Basic concepts.
                                     Mill specifications.
                                     Mill main components.
                                     Mill control.
                                     Coiler control.
                                     Operation practices.
                                     Rolls grinding.
                                     Metrology.

Rolls Grinding Shop                  Rolls assembly.
                                     Adjustments and clearances.
                                     Roll grinding practices.

Moulds shop                          Moulds assembly.
                                     Moulds disassembly.
                                     Adjustments and clearances.
                                     Moulds machining.
                                     Moulds testing lab.

Water Treatment Plant                Direct contact circuit.
                                     Non contact circuit.
                                     Demineralization.
                                     Operation practices.

Pickling                             Process basis.
                                     Operation.

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Agreement for Training of NSM Personnel: Appendix A                       Page 4
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                                     Equipment description.
                                     Acid regeneration plant.
                                     Controls.
                                     Welding machine.
                                     Trimming equipment.
                                     Dryer.

Annealing                            Process basis.
                                     Equipment description.
                                     Operation.
                                     Inert gas system.
                                     Process practices.
                                     Controls.

Galvanizing                          Process basis.
                                     Operation practices.
                                     Controls.
                                     Practice practices.
                                     Product specifications.
                                     Product finishing practices.

Instruments and Electric             Equipment description.
                                     Electric controls.
                                     Control loops.
                                     Maintenance practices.
                                     Instruments set-up.
                                     Field instruments.
                                     Protections.

Chemical and Metallurgical           Process basis.
Laboratories                         Equipment description.
                                     Samples preparation.
                                     Operation.
                                     Physical properties testing.
                                     Reports.

Maintenance                          Equipment description.
                                     Equipment assembly.
                                     Lubrication.
                                     Vibration inspection.
                                     Maintenance standards.
                                     Tools.

Maintenance Planning and             Maintenance administration.
Control                              System.
                                     Planning.

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Agreement for Training of NSM Personnel: Appendix A                       Page 5
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                                     Programming.
                                     Spare parts control.
                                     Preventive Maintenance.
                                     Maintenance practices.
                                     Technical documentation center.

Managerial Knowledge                 Production coordination.
                                     -  Production planning.
                                     -  Refractory maintenance planning.
                                     -  Production scheduling.
                                     -  Raw material coordination.
                                     -  Ladles and tundishes coordination.
                                     -  Production follow-up.

                                     Process analysis.
                                     -  Key variables.
                                     -  Statistical process control.
                                     -  Standard metallurgical practices.
                                     -  Standard procedures.

                                     Practical aspects of meltshop management.
                                     -  Cost basics.
                                     -  Administrative control.
                                     -  Performance indexes.
                                     -  Management information system.

The amount of trainees in each position may vary to fulfill the NSM requirements.

      1.1.2. Stage 2: Specific Training in Mexico

            In this Stage 2, NSM will deploy its trainees groups A, B and C to Mexico for the practical training, in which the trainees will learn directly in the HYL installations the operation and maintenance aspects.

            The expected composition of the groups A and B is specified in the paragraph 1.1.3. The duration of the Specific Training in Mexico for each position will be defined and confirmed later by NSM and HYL.

            The composition of the third group C will be also defined later. However, the positions for this group will be within those specified in paragraph 1.1.3. The number of trainees for this group will be about 40 persons.

            During this stage, the trainee will observe and participate in the execution of activities in accordance to the position for which he is designated.

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Agreement for Training of NSM Personnel: Appendix A                       Page 6

            At this stage, HYL will provide additional teaching material to complete the whole set of, in accordance to the scope of each position.

            Periodically, HYL will evaluate the trainees performance and will inform NSM of the observations and trainee notes.

            The training will be performed in English.

            The development of the training will be made following the requirements of the training methodology described in paragraph 2.0 of this Appendix "A".

      1.1.3. Typical Group Composition

            In the following are indicated the positions of the personnel for the common areas of work in a steelmaking plant. The duration shown is the expected training time for each position for the Specific Training. The categories A and B shown in the positions, corresponds to the categories of training; A for the positions of CSP Plant and B for the other positions.

      a) Meltshop Services

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      Services General foreman      B              1                   1.0
      Materials coordinator         B              1                   0.5
      Ladle & tundish coord.        B              1                   1.5
      Refractory supervisor         B              2                   2.0

      b) Meltshop

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      Meltshop general foreman      B              1                   1.0

      Furnaces supervisor           B              1                   1.0

      EAF operator                  B              2                   1.0

      Ladle Furnace operator        B              2                   2.0


      c) CSP Plant

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      Casting Operation

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Agreement for Training of NSM Personnel: Appendix A                       Page 7

      Caster general foreman        A              1                   2.0

      Caster supervisor             A              2                   0.5

      Mould Operator                A              2                   0.5

      Main pulpit operator          A              2                   0.5

      Ladle operator                B              2                   0.5

      Process engineer              A              1                   2.5

      Crane operator                B              2                   0.5

      Mould & segments supervisor   A              2                   0.5


      Tunnel Furnace

      Operator                      B              2                   1.5


      Hot Strip Mill Operation

      Supervisor                    A              1                   2.0

      Mill process engineer         A              1                   2.0

      Mill operator                 A              2                   2.0

      Coiler operator               A              2                   2.0

      Grinder operator              A              1                   1.0

      Quality control               A              1                   2.0

      Bearings assembly operator    A              1                   1.5


      Water Treatment Plant

      Operator                      B              1                   1.5


      d) Pickling line

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      Inlet end operator            B              2                   2.0

      Outlet end operator           B              2                   2.0

      Acid treatment operator       B              2                   2.0

      Welder operator               B              2                   2.0

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Agreement for Training of NSM Personnel: Appendix A                       Page 8

      e) Annealing

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      General operator              B              2                   2.0

      Furnace operator              B              2                   2.0


      f) Painting Line

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      Inlet end operator            B              2                   2.0

      Outlet end operator           B              2                   2.0

      Furnace operator              B              2                   2.0


      g) Maintenance

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      Meltshop

      Mechanical technician         A              1                   2.0

      Hydraulics technician         A              1                   2.0

      Electric technician           A              1                   2.0

      Instruments                   A              2                   2.0


      CSP Plant

      Mechanical technician         A              2                   2.0

      Hydraulics technician         A              1                   2.0

      Electric technician           A              2                   2.0

      Instruments                   A              2                   2.0

      Mould and segment fitter      A              3                   2.0

      Maintenance engineer          A              1                   2.0


      Finishing Lines

      Mechanical technician         B              2                   1.5

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Agreement for Training of NSM Personnel: Appendix A                       Page 9

      Hydraulics technician         B              1                   1.0

      Electric technician           B              1                   1.5

      Instruments                   B              2                   2.0


      h) Maintenance planning & control

      Position                  Category    No. of Trainees         Duration
      --------                  --------    ---------------         --------
                                                                    (Months)
      Planner & Programmer          B              2                   2.0

      Spare parts coordinator       B              1                   2.0

1.2. HYL shall supply to NSM Technical Assistance and Consulting services to support, when written requested by NSM, in the following, but not limited to, areas of participation:

      1.2.1. Consulting

            a) Organization definition.

            b) Management information system design.

            c) Personnel information system design.

            d) Costs information system design.

            e) Definition of operative system.

            f) Product commercialization

            g) Conceptual and Basic Engineering for Painting Line Facilities and
               other finishing units as requested by NSM.

      1.2.2. Technical Assistance

            a) Commissioning and Start-up (hot and cold).

            b) Support during the learning curve.

            c) Quality control.

      1.2.3. Services

            a) Laboratories operation (raw materials, process control, finished products).

            b) Data base for maintenance planning and control.

            c) Maintenance planning and control system operation.

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Agreement for Training of NSM Personnel: Appendix A                      Page 10

1.3. Other Services

      HYL will provide as part of its scope of supply to the trainees in Mexico:

      a) Lunch from Monday to Friday in theHYL cafeteria at no extra charge for NSM.

      b)    Sport and recreational facilities.

            HYL shall provide to the trainees, access to the sports center of its associated NOVA de Monterrey, Recreation Center. The personal sporting gear is not included and each trainee should have his own.

      c) HYL shall provide a suitable office, air conditioned, with clerical, fax and telephone services for the NSM personnel coordinator. All charges resulting from long distance calls and facsimile will be covered by NSM.

2. TRAINING METHODOLOGY

      For the NSM's personnel training, HYL will follow the training methodology normally used for its own personnel training.

      This method is described in the Appendix B attached to this Agreement.

2.1. HYL shall develop and implement a comprehensive syllabus for training NSM's personnel within the scope of this Agreement.

2.2.  The training programs for each stage and area as specified in paragraph
      1.1 of this Appendix, shall be worked out by HYL, in consultation and with the approval of NSM, for each group of trainees.

2.3. The training shall be given both theoretical and practical, as per approved programs. HYL will periodically evaluate the performance of the trainees. At the end of each part of specialized training activities, HYL shall send NSM a report containing all data regarding the progress of each trainee and any comments thereof.

2.4. HYL shall prepare with NSM a training program based on their organization chart, which shall be defined not later than June 30, 1996.

2.5.  The official training language shall be English.


3. REGULATIONS FOR TRAINING IN MEXICO

3.1. All participants in this training program are required to take part from the first day of training to the last one.

--------------------------------------------------------------------------------
Agreement for Training of NSM Personnel: Appendix A                      Page 11

3.2. Changes of schedules of programs and leave permissions of trainees should have HYL's consent, previous to its occurrence.

3.3. HYL may, at any time, ask NSM to withdraw any person from HYL premises and training program for justified reasons.

      Any fault of a participant to abide by HYL regulations during the training period will be sufficient reason for requesting NSM to withdraw such participant. Of special importance are the safety and security rules.

3.4. In case of unjustified absence of a trainee of the training program, either during the whole day or part thereof, HYL is entitled to charge for its services as a trained day.

3.5. HYL will not be held responsible to NSM or any other institution or person for any accident or sickness suffered by any trainee during its training period, either inside or outside HYL's premises.

3.6. NSM will communicate the composition of the trainees groups before the training period in Mexico starts, communicating to HYL the information as per sub-article 5.2 of the Agreement.

      HYL will not allow any substitutions once the training program of a given group has started.

3.7.  HYL shall supply NSM trainees in Mexico with all teaching materials.

      All instruction material to be supplied to the trainees will be in English language and shall only be used for activities related to the services under this contract and can not be used for other purposes unless an authorization in writing is granted by HYL.

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Agreement for Training of NSM Personnel: Appendix A                      Page 12

3.0 ESTIMATED SCHEDULE

      According to the NSM requirements, the following chart shows an Estimated Schedule for the training. In due time, the detailed schedules of work for each position of the trainees will be prepared. The detailed programs will be discussed and agreed upon with the NSM training coordinator at site.


-----------------------------------------------------------------------------------------------
                           1996                             1997
-----------------------------------------------------------------------------------------------
             NO
             of
DESCRIPTION Trainees JULY  AUG. SEP. OCT. NOV. DEC. JAN. FEB. MAR. APR. MAY JUNE JULY AUG. SEP.
-----------------------------------------------------------------------------------------------
Group A
in
Thailand     8
-----------------------------------------------------------------------------------------------
Group A
in Mexico   80
-----------------------------------------------------------------------------------------------
Group B
in
Thailand     8
-----------------------------------------------------------------------------------------------
Group B
in Mexico   80
-----------------------------------------------------------------------------------------------
Group C
in                                [SHADING OMITTED]
Thailand     8
-----------------------------------------------------------------------------------------------
Group C
in Mexico   40
-----------------------------------------------------------------------------------------------
Commissioning
-----------------------------------------------------------------------------------------------
Group D
in
Thailand     8
-----------------------------------------------------------------------------------------------
First Heat
-----------------------------------------------------------------------------------------------
First Slab
-----------------------------------------------------------------------------------------------
First Coil
-----------------------------------------------------------------------------------------------
First
Production
-----------------------------------------------------------------------------------------------

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Agreement for Training of NSM Personnel: Appendix A                      Page 13

4.    TERMS AND CONDITIONS

      For the services to be rendered by HYL within the scope of supply described in Paragraph 1 of this Appendix "A", and in addition to the fees and rates specified in Article 2 of this Agreement, the following terms and conditions shall apply.

4.1.  Working Period

      The rates and fees defined in Article 2 of this Agreement are based in a normal working time of 45 hours per week in 5 days per week, and subject to the site regulations.

      4.1.1. Overtime

            If for reasons connected with the execution of services at site, by the HYL's personnel referred to under paragraph 1 of this Appendix "A", overtime and/or holiday work, or night work, or work in excess of the normal working time is required, the NSM shall pay for said HYL's personnel, where applicable, in addition to the Daily Rates and Fees specified in Article 2 of this Agreement and based on Normal Hourly Rates and Fees as defined hereunder:

            Normal Hourly Rate=      Daily Rate
                                     ----------
                                          8

            Normal Hourly Fee=       Daily Rate
                                     ----------
                                          8

            The following extras:

            4.1.1.1. The Normal Hourly Rate and Fee plus 50% (fifty
                     percent) for overtime until 10 p.m. on working days.

            4.1.1.2. The Normal Hourly Rate and Fee plus 100% (one hundred percent) for overtime work from 10 p.m. to 6 a.m., on working days.

                        The aforesaid 100% shall apply for all work performed on holidays.

4.2.  Holidays

      Holidays are defined as all Thailand official labor holidays plus Christmas day and Easter day.

--------------------------------------------------------------------------------
Agreement for Training of NSM Personnel: Appendix A                      Page 14

4.3.  Vacations

      4.3.1. The HYL personnel deployed at site is entitled to 2 days of vacation for each month spent at site in performance of the services. This vacation shall be charged to NSM as worked days.

      4.3.2. The HYL personnel deployed at site shall be entitled to travel to Monterrey, Mexico for an 8 day vacation period each 4 months of stay in Thailand.

4.4.  Traveling and Travel Expenses

      For the services that HYL shall perform within Thailand during the different stages of the PROJECT, NSM shall be responsible for the following:

      a) To bear the cost of Business Class round trip air ticket from Monterrey, Mexico to Bangkok, Thailand, for each of the HYL's personnel.

      b) To pay HYL US$ 500.00 (five hundred dollars) per round trip per person for traveling expenses.

      c) To bear the cost of Business Class round trip air ticket from Bangkok, Thailand to Monterrey, Mexico for each of the HYL's personnel entitled for a vacation travel as per paragraph 4.3.2.

4.5.  Accommodation

      NSM will provide and bear the cost of individual living accommodations (tourist class hotel or department) with adequate facilities, air conditioning, baths, sufficiently furnished including bed clothing, laundry service and three meals a day per person.

4.6.  Local Transportation

      NSM shall provide local transportation within Thailand.

4.7.  Other NSM Responsibilities

      a)    To provide adequate first aid medical facilities.

      b) Besides the aforesaid first medical aid, NSM shall provide, free of charge to the HYL's personnel, medical assistance, medicines, hospital treatment, etc. within Thailand; in case that the illness or accident is such, that requires specialized medical treatment, NSM shall be bound to send the HYL's personnel to the nearest First Class hospital in order to obtain the best possible medical treatment; in such case, HYL shall borne the cost of said specialized medical treatment, including the transportation of the patient.

--------------------------------------------------------------------------------
Agreement for Training of NSM Personnel: Appendix A                      Page 15

            Notwithstanding the above responsibility, HYL shall indemnify and hold NSM harmless from any and all claims, liabilities and causes of action, for the death of any of the HYL's personnel arising out of, or in connection with, the performance of the services in Thailand under this Agreement.

      c) To provide reasonable office facilities at the NSM's plant, including adequate furnishing, air conditioning, secretarial services and telephone and fax access for official communications.

4.8.  Taxes

      As established in paragraph 2.6 of this Agreement, all the fees and costs payable to HYL and/or the HYL's personnel shall be net and therefore free of any taxes, duties, levies, convertibility charges, etc. within Thailand.

4.9.  Sickness, Accident and Disability of HYL's Personnel

      In case of temporary disability (i.e. up to 30 days) of the HYL's personnel, involved in the implementation of the services as per paragraph 1 of Appendix A while rendering the services at Site, the Rates and Fees provided for under Article 2 of the Agreement will be due throughout the entire period of disability as above.

      In the event that the disability is expected to last longer than thirty days, the disabled person, if the medical authorities agree that transportation is possible, may be sent to Mexico.

5.0   OTHER NSM RESPONSIBILITIES

      NSM is responsible to provide, but not limited to, the following:

5.1. NSM shall have a major medical expenses insurance, covering all the trainees in Mexico, or notify in writing to HYL, that NSM shall bear the medical expenses incurred by the trainees not covered by the medical service provided by HYL.

5.2. NSM shall provide in due time, the following information for each of the trainees that will travel to Mexico. The purpose of this information is for the entry visa arrangements.

      Name:

      Surname:

      Nationality:

      Date of birth:

      Place of birth:

      Passport No:

--------------------------------------------------------------------------------
Agreement for Training of NSM Personnel: Appendix A                      Page 16

      Place of issue:

      Date of issue:

      Passport expiration date:

      Education:

      Hiring date:

      Activity in the company:

      Activity in Mexico:               Training

      Activity duration in Mexico:      4 months

      City of residence in Mexico:      Monterrey, N.L.

5.3. NSM will assist HYL in obtaining the Thailand visa for the personnel deployed at site.

5.4. NSM will see to it that all its trainees sent to HYL's works or elsewhere shall fully comply with the Laws, Rules, Regulations, Customs, etc., in force at Mexico.

--------------------------------------------------------------------------------
Agreement for Training of NSM Personnel: Appendix A                      Page 17

                                  APPENDIX "B"

                              TRAINING METHODOLOGY

                               PERSONNEL TRAINING,

                            TECHNICAL ASSISTANCE AND

                          CONSULTING SERVICES AGREEMENT

                                     BETWEEN

                               HYLSA, S.A. DE C.V.

                                       AND

                         NAKORNTHAI STRIP MILL P.C. LTD.

------------------------------------------------------------------------------
Agreement for Training of NSM Personnel: Appendix B

TRAINING METHODOLOGY

In the following, it is described the method used for the training of personnel. This method covers the necessary steps or stages of the training, starting from the definition of training requirements up to Hands On training. In the following are described the main aspects of the method.

TRAINING STRUCTURE

The general structure of the training, covers four main aspects:

1)    Program definition in accordance to the training needs.

2) Basic training: this part covers the basic knowledge of equipment, process and procedures.

3) Practical training: this part covers a direct contact of the trainee with the equipment and the development of operative skills.

4) Control Process: this aspect controls the trainee progress and assures that the Know-How is properly transferred.

This scheme is shown in Figure No. 1.

--------------------------------------------------------------------------------
NSM Agreement: Appendix B                                                Page 19

TRAINING EXECUTION METHOD

To assure that the training is effective, the following method is used (Figure No. 2):

o     DESIGN STAGE

      Initial Evaluation:

      At this step, an evaluation is made to know what is the knowledge of the trainee.

      Program Definition:

      With the information obtained of the initial evaluation, a program containing the topics that require more attention is prepared.

      In the scheme of the figure No. 3 is shown in detail this stage.

      In the scheme of the figures No. 4 and 5, is shown in detail this stage.

o     BASIC TRAINING STAGE

      Classroom and homework:

      General explanations of the topic are given in the classroom. Homework is normally asked during this stage.

      Field knowledge:

      Combined with the classrooms, visits and explanations at site are carried out.

      Workshop:

      For specific themes, frequently the workshop sessions are made for deep analysis.

o     CONTROL PROCESS

      Instructor Evaluation:

      At the end of the Basic Training, the instructor makes a final evaluation of the trainee, and decides if he or she continues to the next training stage.

--------------------------------------------------------------------------------
NSM Agreement: Appendix B                                                Page 20

o     PRACTICAL TRAINING STAGE

      Cold simulation and/or shadow training:

      The trainee directly observes the operation or maintenance activities together with the operator of the equipment, and affirms his knowledge of the matter. In some cases, simulators are run for the training.

      Foreman evaluation:

      At this stage, the foreman responsible for the activities in the plant evaluates the trainee and makes a decision as to whether he is ready to continue to the next stage.

      Hands On training stage:

      If the foreman evaluation is approved, then the trainee, under foreman and operator supervision, executes the operation or maintenance activities of the trainee position.

o     CONTROL PROCESS

      Final evaluation:

      An evaluation of his performance and a written report and for each trainee, is made is delivered to the customer training responsible.

--------------------------------------------------------------------------------
NSM Agreement: Appendix B                                                Page 21

Training Structure..
                                     Design
                               Program adequate to
                                 specific needs.

                                 Basic Training.
                             Essential knowledge of
                        Equipment, Process and Procedures

                                     Control
                                Know-How transfer
                                    assurance

                                Practical Process
                        - Direct contact with operations
                        - Development of operative skills

                                   Figure No 1

--------------------------------------------------------------------------------
NSM Agreement: Appendix B                                                Page 22

Execution Method

          Design                             Control Process

         Initial              Instructor         Foreman                Final
        Evaluation            Evaluation         Evaluation           Evaluation

         Program
        Definition
                      Basic Training

              Classroom
              Homework                          Practical Process

                            Workshop                 Cold
                                                   Simulation
              Field                                   +                 Hands on
            Knowledge                                Shade              Training
                                                   Training

                                   Figure No 2

--------------------------------------------------------------------------------
NSM Agreement: Appendix B                                                Page 23

Design Elements...

      Initial                                      Training
     Evaluation                                    Program
        of                                        Definition
     Trainees
                                                   Content
                                                -Position
     Concepts:                                  -No. of Persons
     -Metallurgical                             -Syllabus
     -Process                                   -Schedule
     -Equipment
     -Operation
     -Safety

Not applied for personnel with
experience in similar equipment

                                   Figure No 3

--------------------------------------------------------------------------------
NSM Agreement: Appendix B                                                Page 24

Basic Training ...

                 Provides the fundamental requirements to reach
                              to Practical Training

                                        Teaching Material
                     Classroom
                        and               -Information document
                      Homework            -Work books
                                          -Evaluations

                                        Teaching Material
                      Field           and support information
                     Knowledge       -Plant equipment
                                     -Methods & operations procedures
                                     -Man - Machine interface

                                        Teaching Material
                       Workshop           For each topic:
                                          -Results analysis
                                          -Events Discussions

                                  Figure No.4

--------------------------------------------------------------------------------
NSM Agreement: Appendix B                                                Page 25